EXHIBIT 23





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed
Registration Statement File Nos. 33-15894 and 33-15895.



                                   ARTHUR ANDERSEN LLP

Omaha, Nebraska,
March 27, 1996






























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